UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

COMSCORE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1. Election of Directors:Dale Fuller Class IIIRobert Norman Class IIIJacques Kerrest Class IMichelle McKenna-Doyle Class IPaul Reilly Class IWilliam Livek Class IIBrent Rosenthal Class IIBryan Wiener Class II2. The approval, on a non-binding advisory basis, of the compensation paid to the Company’snamed executive officers.3. The recommendation, on a non-binding advisory basis, of whether the advisory vote onexecutive compensation should occur every year, every two years or every three years.4. The approval of the comScore, Inc. 2018 Equity and Incentive Compensation Plan.5. The approval of an amendment to the Company’s Amended and Restated Certificate ofIncorporation to increase the number of authorized shares of the Company’s common stock,par value $0.001 per share, from 100,000,000 shares to 150,000,000 shares.6. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independentregistered public accounting firm for the fiscal year ending December 31, 2018.nomineeS:important notice regarding the availability of Proxy materials for the Shareholder meeting ofComSCore, inC.to Be held on:may 30, 2018 at 8:30 a.m.at the hyatt regency reston, 1800 Presidents Street, reston, Virginia 20190this communication presents only an overview of the more complete proxy materials that are available to you on the internet. weencourage you to access and review all of the important information contained in the proxy materials before voting.if you want to receive a paper or e-mail copy of the proxy materials you must request one. there is no charge to you for requesting acopy. to facilitate timely delivery please make the request as instructed below before 5/16/18.Please visit http://www.astproxyportal.com/ast/25890, where the following materials are available for view:• Notice of Annual Meeting of Stockholders• Proxy Statement• Form of Electronic Proxy Card• Annual Report on Form 10-Kto reqUeSt materiaL: teLePhone: 888-Proxy-na (888-776-9962) 718-921-8562 (for international callers)e-maiL: info@astfinancial.comweBSite: https://us.astfinancial.com/onlineProxyVoting/ProxyVoting/requestmaterialsto Vote: onLine: To access your online proxy card, please visit www.voteproxy.com and follow the on-screeninstructions or scan the QR code with your smartphone. You may enter your voting instructions atwww.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.in PerSon: You may vote your shares in person by attending the Annual Meeting. Directions to attend theAnnual Meeting where you may vote in person can be found under the “Locations” section of the Company’swebsite at www.comscore.com.teLePhone: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtainthe toll free number to call.maiL: You may request a card by following the instructions above.ComPanY nUmBeraCCoUnt nUmBerControL nUmBerJohn Smith1234 main StreetaPt. 203new York, nY 10038Please note that you cannot use this notice to vote by mail.